UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2010

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200 Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

          Effective as of July 14, 2010, together with Hecla Alaska LLC, Hecla Greens Creek Mining Company, and Hecla Juneau Mining Company, our wholly owned subsidiaries, we entered into a Second Amendment to Second Amended and Restated Credit Agreement (the “Second Amendment”) with The Bank of Nova Scotia and ING Capital LLC (the “Lenders”).  The Second Amendment amends certain provisions of the Second Amended and Restated Credit Agreement, dated as of October 14, 2009, as amended.

          Among the other changes to our credit agreement, the Second Amendment changes the way excess cash flow is calculated, including changing the measurement period we use from yearly to quarterly.  The Second Amendment also now allows us to use our excess cash flow for permitted purposes through the term of the credit agreement rather than limiting such use to a one year period.

          A copy of the Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

          The Second Amendment has been included to provide you with information regarding its terms.  It is not intended to provide any other factual information about us.  Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

Item 2.02  Results of Operations and Financial Condition

          On July 28, 2010, Hecla Mining Company (the “Company”) issued a news release announcing the Company’s Second Quarter 2010 and six months ended June 30, 2010, financial results.  The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

          In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

          The information disclosed under Item 1.01 and in Exhibits 10.1 and 10.2 is incorporated herein by reference.

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Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1

Second Amendment to Second Amended and Restated Credit Agreement, dated as of July 14, 2010, by and among Hecla Alaska LLC, Hecla Greens Creek Mining Company and Hecla Juneau Mining Company, as Borrower, and Hecla Mining Company, as Parent, and The Bank of Nova Scotia and ING Capital LLC, as Lenders. *

10.2

Second Amended and Restated Credit Agreement, dated as of October 14, 2009, by and among Hecla Mining Company as the Parent, Hecla Alaska LLC, Hecla Greens Creek Mining Company, and Hecla Juneau Mining Company, as the Borrowers, various Lenders, and The Bank of Nova Scotia, as the Administrative Agent for the Lenders. Filed as Exhibit 10.1 to registrant’s Current Report on Form 8-K filed on October 15, 2009, (File No. 1-8491), and incorporated herein by reference.

99.1	News Release, dated July 28, 2010. *

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 28, 2010

Hecla Mining Company

		By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel

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